Exhibit 10.41

AMENDMENT NUMBER 1

TO SUPPLY AGREEMENT

THIS AMENDMENT NUMBER 1 to SUPPLY AGREEMENT (the “Amendment”) is made and entered into as of the 14th day of December, 2009 by and between GlaxoSmithKline LLC a (“GSK”) and Prometheus Laboratories Inc., a California corporation (“Prometheus”).

WHEREAS, Prometheus and GSK, SmithKline Beecham Corporation d/b/a GlaxoSmithKline have previously entered into and executed that Supply Agreement dated October 31, 2007 (the “Agreement”);

WHEREAS, SmithKline Beecham Corporation d/b/a GlaxoSmithKline converted to a limited liability company and changed its name to GlaxoSmithKline, LLC;

WHEREAS, Prometheus and GSK desire to amend the Agreement upon the terms and conditions noted below.

NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Notwithstanding the language of Section 14.1, entitled “Term” the parties agree to extend the Agreement until January 4, 2011.

2.	This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

3.	Except as provided herein, all other terms, conditions and provisions of the Agreement shall remain in full force and effect.

4.	This Amendment and the Agreement, including all documents referred to herein and attached hereto, constitutes the entire agreement of the parties on the subject matter hereof and supersedes all prior representations, understandings and agreements between the parties with respect to such subject matter. The documents referred to herein and attached hereto shall be read together with this Amendment and the Agreement to determine the parties’ intent. In the event of a conflict between or among such documents, the documents shall govern in this order: (1) the Agreement, (2) this Amendment, (3) the applicable Statement of Work, if any, and (4) a Change Order, if any, related to the applicable Statement of Work, if any.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized corporate officers or representatives as of the date first above written.

Prometheus Laboratories Inc.		GlaxoSmithKline LLC

By:	/s/ Ron Rocca	By:	/s/ Elizabeth C. Lindsey

Name:	Ron Rocca	Name:	Elizabeth C. Lindsey

Title:	G.M.	Title:	Dir, External Supply NARx

Date:	12/17/09	Date:	14-Dec-09

By:	/s/ Joseph M. Limber

Name:	Joe Limber

Title:	CEO

Prometheus Laboratories